Star Equity Holdings

A Diversified Holding Company with a Private Equity Strategy

Common Stock:
Nasdaq: STRR

Series A 10% Preferred Stock:
Nasdaq: STRRP

Growing shareholder value through excellence in operations and disciplined capital allocation

Investor Presentation
December 2021


Digirad

Healthcare



Construction


KBS

Investments

Forward-looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this presentation that are not statements of historical fact are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, free cash flow (FCF), capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of Star Equity Holdings, Inc. ("Star Equity," "STRR" or the "Company") or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company's part. These forward-looking statements generally are identified by the words "believe", "expect", "anticipate", "estimate", "project", "intend", "plan", "should", "may", "will", "would", "will be", "will continue" or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company's ability to repay or refinance it or incur additional debt in the future; the Company's need for a significant amount of cash to service and repay the debt and to pay dividends on the Company Preferred Stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; the length of time associated with servicing customers; losses of significant contracts; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting illiquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company's Common Stock and Preferred Stock; stock volatility and illiquidity; risks to preferred stockholders of not receiving dividends and risks to the Company's ability to pursue growth opportunities if the Company pays dividends according to the terms of the Company Preferred Stock; the Company's ability to execute on its business strategy (including any cost reduction plans); the Company's failure to realize expected benefits of restructuring and cost-cutting actions; the Company's ability to preserve and monetize its net operating losses; risks associated with the Company's possible pursuit of acquisitions; the Company's ability to consummate successful acquisitions and execute related integration, including to successfully integrate ATRM's operations and realize the synergies from the acquisition, as well as factors related to the Company's various businesses, including economic and financial market conditions generally and economic conditions in the Company's markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company's services. For a detailed discussion of cautionary statements and risks that may affect the Company's future results of operations and financial results, please refer to the Company's filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This presentation reflects management's views as of the date presented. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures: The information provided herein includes certain non-GAAP financial measures. These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations of the Company. The non-GAAP adjusted EBITDA financial measures used by the Company are intended to provide an enhanced understanding of our underlying operational measures to manage the Company's business, to evaluate performance compared to prior periods and the marketplace, and to establish operational goals. Certain items are excluded from these non-GAAP financial measures to provide additional comparability measures from period to period. These non-GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies. Specifically, this presentation presents the non-GAAP financial measures "Adjusted EBITDA" (defined as "earnings before interest, taxes, depreciation, amortization adjusted for stock-based compensation and other one-time transaction costs such as merger and acquisitions, financing and etc.") and "Free Cash Flow" (defined as "net cash from operating activities excludes expenditures on purchases of property and equipment, net of dispositions"). The most directly comparable measures for these non-GAAP financial measures are net income and diluted net income per share. All future figures based on guidance after conversion into a diversified holding company.

About Star Equity Holdings (Nasdaq: STRR; STRRP)

Star Equity Holdings

- Diversified holding company with a private equity strategy
- Business divisions are operated by local management; corporate HQ functions like a PE firm
- Recently closed sale of non-continuing healthcare businesses for over $20 million
- Current growth plans now fully funded
- Tax-efficient Series A 10% Preferred Stock (non-convertible) issued Sept. 2019 in an acquisition

Common Stock:
(Nasdaq: STRR)
5.1 million shares as of 09/30/21

Series A Preferred Stock:
(Nasdaq: STRRP)
1.92 million shares as of 9/30/21
10% annual cash dividend

Star Equity currently has three divisions:

HEALTHCARE

Across the USA

Diagnostic Imaging

Designs, manufactures, and sells proprietary mobile imaging cameras for hospitals and physicians

Services existing installed base

Diagnostic Services

Offers mobile imaging services to medical providers in their facilities

CONSTRUCTION

Maine/New England

KBS

Designs and manufactures modular housing units

Designs and manufactures wall panels

Commercial and residential projects

Minneapolis-area

EBGL

Designs and manufactures wall panels and engineered wood products

Distributes building materials and operates a professional lumber yard and showroom

Commercial and residential projects

INVESTMENTS

Real Estate

Owns, manages, and finances real estate assets of Star Equity's operating companies

Investments

Strategic investments in potential acquisition targets or JVs for Star Equity

Investment Highlights

Star Equity Holdings

Benefits of Our Holding Company Structure

- **Enhanced revenue, cash flow, and earnings growth** due to stronger operations, cost savings, better funding, and other efficiencies
- Optimized and disciplined capital allocation will **maximize returns** over the long term
- **Operating CEOs focused on operations and growth,** not distracted by corporate functions
- **Platform for future bolt-on acquisitions** for existing operating companies, **acquisitions of new verticals,** and other **growth opportunities**

2020 Financial Summary (vs. 2019) (1)

$78.2M
Revenue
+7.2%

$14.0M
Gross Profit
-18.5%

-$0.6M
Adjusted EBITDA(2)
vs. $3.6M

$94.9M
NOL(3)
@ 12/31/2020

(1) During the fourth quarter of 2020, Star Equity entered into a Stock Purchase Agreement to sell DMS Health Technologies, Inc. ("DMS Health"), a portion of our healthcare business which operated the Company's Mobile Healthcare segment, for $18.75 million. The sale of DMS Health closed on March 31, 2021. Related financial and operational data for the Mobile Healthcare business were classified as discontinued operations for all reporting periods ending of December 31, 2020 and 2019. The results presented here relate to continuing operations, which encompass Digirad Health (Diagnostic Services and Diagnostic Imaging), Star Modular Construction, and Star Investments and discontinued operations, which consists of Mobile Healthcare. Mobile Healthcare's assets and liabilities are reported as "Assets held for sale" and "Liabilities held for sale" on the balance sheet as of December 31, 2020 and 2019.

(2) This presentation presents non-GAAP financial measures. Reconciliations for these measures can be found in the appendix to this presentation.

(3) Net operating loss carryforward can be generally used to offset US taxable income.

Our Differentiated Corporate Strategy and Structure

Star Equity Holdings

Similar to Private Equity with Key Distinctions

1. Looking for accretive bolt-ons and/or new verticals
2. Willing and able to pursue both public and private acquisition targets
3. Flexible deal structuring: able to use mix of cash, debt, common, preferred
4. Open-ended investment time horizon allows for flexible holding periods
5. Long-term relationship/ partnership mentality rather than transactional
6. Investment partners — Star Equity shareholders — do not pay any fees and have instant liquidity

Business Divisions and Corporate Structure

Star Equity Holdings

OPERATING CEOs

- Manage Operating Businesses
- Develop Organic Growth Opportunities
- Pursue Bolt-on Acquisitions

CURRENT OPERATING BUSINESSES

- Healthcare
- Construction

(bolt-on acquisitions to expand existing divisions)

FUTURE OPERATING BUSINESSES

- Future Acquisition 1
- Future Acquisition 2
- Future Acquisition 3

(future acquisitions to create new business divisions)

CORP-LEVEL MANAGEMENT

Executive Chairman (Jeff Eberwein)
COO/CFO (David Noble)
Finance, Accounting, Legal Personnel

- Capital Allocation
- Strategic Leadership
- Assist Operating Management Teams
- Restructurings & Turnarounds
- Mergers, Acquisitions, & Dispositions
- Bank Relationships
- Capital Markets
- Investor Relations
- Financial Reporting, FP&A
- Manage Investments Division

Investments

Business Divisions: Healthcare


Digirad

Digirad Health

Star Equity Holdings

Digirad Health

Across the USA

Diagnostic Imaging	Diagnostic Services
Designs, manufactures, and sells proprietary solid-state imaging cameras for hospitals and physicians Services existing installed base	Offers mobile imaging services to medical providers in their facilities

Making Healthcare Convenient. **As Needed. When Needed. Where Needed.**

Digirad Health: Diagnostic Imaging

Star Equity Holdings

Designs, manufactures, and sells proprietary solid-state cameras under the Digirad brand name with unmatched imaging and flexibility; Services the existing installed base *

Digirad cameras


Ergo™
Cardius® X-ACT+
Cardius® 2 XPO
Cardius® 3 XPO

SUPERIOR

- Image quality
- Greater flexibility
- Smaller footprint
- Fast imaging acquisition times

NATION-WIDE FIELD SERVICE

Engineers provide flexible support for Digirad and non-Digirad models

- Remote Support
- Onsite Service
- Applications Support
- Preventative Maintenance
- Parts Support

FLEXIBLE SOLUTION

Customers: Physicians and Hospitals

Location: their offices, satellite clinics, healthcare facilities, and hospitals

Convenient: As needed, where needed, when needed

Website: https://www.digirad.com/cameras/

* Over the last 20 years, Digirad has manufactured approximately 1,000 imaging cameras

Digirad Health: Diagnostic Services

Star Equity Holdings

Offers mobile imaging services to medical providers on-site at their facilities as an alternative to purchasing equipment themselves or outsourcing procedures to other providers

SOLUTIONS / EQUIPMENT
Provides turnkey, diagnostic solutions to hospitals and healthcare systems; offers a variety of solid-state imaging cameras (fixed-site and mobile systems)

STAFF
Offers highly-skilled, trained, and certified nuclear medicine technologists and cardiac stress technicians

MAINTENANCE
Services all major brands of nuclear gamma cameras

LICENSING
Extensive portfolio of existing licenses and certifications

SUPPLIES
Wide range of nuclear imaging supplies and radiopharmaceuticals

ACCREDITATION
Assists clients with accreditation process

Mainly Digirad cameras







Website: https://www.digirad.com/diagnostic-services/

Healthcare: Financial Summary *

Star Equity Holdings



Revenue ($ in millions)
$70
$60
$50
$40
$30
$20
$10
$-
$61.6
$49.2
$35.9**
$43.0**
FY 2019
FY 2020
9M 2020
9M 2021



Gross Profit ($ in millions)
$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
$15.4
$10.2
$7.5**
$9.3**
FY 2019
FY 2020
9M 2020
9M 2021

* During the fourth quarter of 2020, Star Equity entered into a Stock Purchase Agreement to sell DMS Health a portion of our healthcare business which operated the Company's Mobile Healthcare segment, for $18.75 million. The sale of DMS Health closed on March 31, 2021. Related financial and operational data for the Mobile Healthcare business were classified as discontinued operations for all reporting periods ending of December 31, 2020 and 2019. The results presented here relate to continuing operations, which include the Healthcare (Diagnostic Services and Diagnostic Imaging), Construction, and Investments divisions. Mobile Healthcare's assets and liabilities were reported as "Assets held for sale" and "Liabilities held for sale" on the balance sheet as of December 31, 2020 and 2019.

** Unaudited

Business Divisions: Construction

Star Equity Holdings



Star Modular Construction

Star Modular Construction

Maine/New England	*Minneapolis-area*
KBS Builders	**EBGL**

KBS Builders (*Maine/New England*)

- Designs and manufactures custom, modular housing units for single-family and multi-family projects
- Rapidly expanding presence in commercial-scale projects in the Greater Boston Area
- Designs and manufactures structural wall panels for commercial-scale, multi-family projects
- Owns largest production capacity of any modular manufacturer in New England

EBGL (*Minneapolis-area*)

- Designs and manufactures structural wall panels for commercial-scale, multi-family projects
- Designs and manufactures engineered wood products for single family homes and residential developments
- Distributes building materials and operates a professional lumber yard and showroom

Construction: KBS Builders

Star Equity Holdings

Maine-based designer and manufacturer of modular housing units and wall panels

MODULAR UNITS
- Residential homes and town houses
- Apartment buildings and condos
- Multi-story commercial/office buildings
- Other commercial applications, hospitals, schools, etc.

BENEFITS OF MODULAR
- Shorter construction period
- Significantly lower labor costs
- Design flexibility
- High quality control







Website: www.kbsbuildersinc.com/

- ❖ **Average selling price now exceeds $50,000/unit**
- ❖ **Potential sales pipeline now exceeds $50 million**

KBS Builders Inc.

3 MANUFACTURING PLANTS

Two operated by KBS

South Paris, Maine: approx. 90,000 sq. ft.; capacity of 500-600 modular units per year

Oxford, Maine: approx. 90,000 sq. ft.; partially re-opened in Sept. 2020 to manufacture wall panels; capacity of 400-500 modular units per year

One sub-leased to 3rd party, but pending sale

Waterford, Maine: approx. 60,000 sq. ft.; entered into an agreement on 6/9/21 to sell this facility for $1.2 million; expected to close in Q4 2021

GEOGRAPHIC FOOTPRINT

Expanding universe of single and multi- family homebuilders and commercial contractors and developers across New England

- ❖ **Goal: Produce 15 to 20 units per week (750-1000 modular units per year) in the near term, up from recent run rate of 7 to 8 per week (pre-acquisition run rate was 3 to 4 per week)**

Construction: KBS Builders - Key 2020 Wins

Star Equity Holdings

Size	$6.7 Million	$2 Million
Client	Tocci Building Corporation	Martin Realty
Scope	3-phase contract to manufacture 124 building modules creating 28 single-family and townhouse units for the U.S. Army Natick Soldier Systems Center in Natick, MA	Manufacture of 58 building modules to be used for the construction of 32 housing units to renovate and expand an existing mixed-use building for military veterans in downtown Quincy, MA
Plant	South Paris, ME	South Paris, ME
Delivery timing	Deliveries for Phase 1, Phase 2, and Phase 3 have been completed	Manufacturing commenced in June 2020 and deliveries have been completed

Construction: EBGL

Star Equity Holdings

Two facilities, but managed together

EDGEBUILDER:

- Operates a **34,000 sq. ft.** leased wall panel and wood products manufacturing plant in **Prescott, WI**
- Services the **Midwest Area**
- Clients: **commercial** contractors

PRODUCTS
Wall panels, permanent wood foundations, and engineered wood products

SERVICES
Sustainable green building practices, quality structural components, advanced design solutions

BENEFITS
Reduced building time, overhead & labor costs, defects, site thefts, and delays; customization and environmentally conscious materials





EdgeBuilder, Inc. Wall panels for the pro builder.

Website: https://edgebuilderwallpanels.com/

GLENBROOK:

- Operates a **30,000 sq. ft.** leased professional lumber yard and showroom in **Oakdale, MN**
- Services the upper Midwest states of **WI, IA, MN, ND, and SD**
- Clients: **commercial and residential** contractors

PRODUCTS
Raw lumber, drywall, doors, windows, kitchen and bathroom cabinets, and utility sheds

SERVICES
Roofing, millwork, and customized design

SYNERGIES
Using excess capacity at KBS for wall panel manufacturing needs based on EdgeBuilder's expertise and experience





Glenbrook Building Supply, Inc.

Website: https://glenbrooklumber.com/

Construction: Financial Summary*



Revenue
($ in millions)
$35
$30
$25
$20
$15
$10
$5
$-
$11.3 *
$28.9
$19.1**
$34.0**
FY 2019
FY 2020
9M 2020
9M 2021



Gross Profit
($ in millions)
$5
$4
$3
$2
$1
$-
$(1)
$2.0*
$4.1
$2.7**
-$0.8**
FY 2019
FY 2020
9M 2020
9M 2021

* Star Modular Construction was established on September 10, 2019 with the acquisition of ATRM. Financial results for the 2019 reporting period include financial and operational data of this division starting September 10, 2019
** Unaudited.

Business Divisions: Investments

Star Equity Holdings


KBS

Star Investments

Investments

Star Equity Holdings

Star Investments

Real Estate

- Owns and manages the real estate assets of Star Equity's operating companies
- Negotiates standalone financing to optimize financial leverage and cost of capital

Investments

- Strategic investments in potential acquisition targets or JVs for Star Equity

Star Real Estate

Star Equity Holdings

Formed in April 2019 with two purchase and leased back transactions:

Star Real Estate Holdings USA, Inc. ("SRE")

- Acquired and manages three manufacturing plants in Maine; two plants were purchased from KBS and a third from a private company
- All involved in the construction of modular buildings for residential, multi-family, and commercial projects


KBS

SIGNIFICANT STRATEGIC VALUE & UPSIDE POTENTIAL

- Three plants are within 15 miles of each other – the **largest modular manufacturing footprint in New England**
  - One plant is running at full capacity, but could be debottlenecked / expanded
  - One plant partially re-opened in September 2020
  - One is sublet to a local company, but it is expected to be sold in Q4 2021 for $1.2 million
- Plenty of **available capacity to handle increased demand**

STRATEGY

- Future **acquisition targets could have underappreciated** real estate assets that could be placed into SRE
- SRE has raised its own debt and is self-funded
- Optimizes financial leverage and cost of capital

Growing

SHAREHOLDER VALUE

through

EXCELLENCE IN OPERATIONS AND DISCIPLINED CAPITAL ALLOCATION



Financial Highlights *

Star Equity Holdings



Revenue by Business Division
($ in millions***)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
$72.9
$11.3
$61.6
$78.2
$28.9
$49.2
$55.0**
$19.1
$35.9
$77.0**
$34.0
$43.0
FY 2019
FY 2020
9M 2020
9M 2021
Healthcare
Construction
Investments



Gross Profit by Business Division
($ in millions***)
$19
$17
$15
$13
$11
$9
$7
$5
$3
$1
$(2)
$17.2
$2.0
$15.4
$14.0
$4.1
$10.2
$10.1**
$2.7
$7.5
$8.3**
$9.3
-$0.8
FY 2019
FY 2020
9M 2020
9M 2021
Healthcare
Construction
Investments

* During the fourth quarter of 2020, Star Equity entered into a Stock Purchase Agreement to sell DMS Health, a portion of our healthcare business which operated the Company's Mobile Healthcare segment, for $18.75 million. The sale of DMS Health closed on March 31, 2021. Related financial and operational data for the Mobile Healthcare business were classified as discontinued operations for all reporting periods ending of December 31, 2020 and 2019. The results presented here relate to continuing operations, The results presented here relate to continuing operations, which include the Healthcare (Diagnostic Services and Diagnostic Imaging), Construction, and Investments divisions, and discontinued operations, which consists of Mobile Healthcare. Mobile Healthcare's assets and liabilities were reported as "Assets held for sale" and "Liabilities held for sale" on the balance sheet as of December 31, 2020 and 2019.

** Unaudited

*** Total revenue and gross profit data for all periods include Investments division values which are not shown above.

Growth Strategy

Star Equity Holdings

ORGANIC GROWTH OPPORTUNITIES

Healthcare

- Increase sales of proprietary, high-margin portable nuclear imaging cameras through continued advances in hardware design and upgrades
- Extend and grow high-margin, post-warranty camera support contracts through increased sales efforts
- Increase camera utilization and customer density at all points of service thereby increasing overall revenue and gross margin
- Expand geographic footprint through new and innovative product and service offerings

Construction

- Increase KBS's modular manufacturing output by debottlenecking / expanding South Paris plant and fully re-opening Oxford plant
- Goal of reaching output capability of 750-1000 modular units per year; KBS's actual production in 2020 was ~ 280 modular units
- KBS and EBGL can expand presence in their markets by growing output and adding new products and services

Investments

- Three owned plants have separate credit facility, lowering the cost of capital, with proceeds used to grow Construction division
- The smallest plant is pending sale for $1.2 million; proceeds can be reinvested into organic growth efforts

DISCIPLINED ACQUISITION STRATEGY

Seeking attractive acquisition opportunities to:

- **Expand existing business divisions** through bolt-on acquisitions
- Create **new business divisions**

Fully Funded and Positioned for Growth

Star Equity Holdings

RECENTLY CLOSED SALE OF ASSETS FOR $20.14 MILLION

- Sold **DMS Health Technologies, Inc. business unit for $18.75 million;** transaction closed on March 31, 2021
  - Proceeds used to pay down debt
- **MD Office Solutions ("MDOS"),** a small regional operation in Northern California, **was sold on February 1, 2021, for $1.39 million**
- Net debt at 9/30/2021 decreased to $8.3 million from $20.4 million at 12/31/2020
- **Completed a $5.5 million public offering** in May 2020 to support working capital needs and fund growth in Construction division

PROCEEDS TO FUND ....

- **Growth** in the Construction division
- **Debt reduction**
- **Acquisitions**
- **Working capital** and,
- Other **general corporate expenses**

Our Acquisition Strategy

Star Equity Holdings

TARGETS: PUBLIC OR PRIVATE COMPANIES

- **Market cap of $5-50M** and more valuable inside our holding company structure
- **Existing assets, earnings, and cash flows** (no start-ups or venture capital-type situations)
- **High SG&A and public company costs** as a percentage of revenue that can be significantly reduced as part of Star Equity
- **Opportunities for improved operating and financial** performance
- **Bolt-ons** for existing platform businesses or **create new** divisions
- Businesses with **growth potential and strong operating management teams**

ACQUISITION SYNERGIES:

- Operating management teams freed up to **maximize operations and pursue growth opportunities**
- Sharing certain corporate functions will **reduce corporate overhead costs**
- **NOL at Star Equity level should offset US taxable income** generated by operating businesses
- **Lower cost of capital**
- **Better access to capital**
- **Better capital allocation**

Investment Highlights

Star Equity Holdings

Star Equity Holdings

- Diversified business lines with multiple revenue streams
- Healthcare business historically has provided stable cash flow
- Construction business has significant growth potential
- $78.2 million of revenue, $14.0 million of gross profit in 2020
- Platform for future bolt-on acquisitions & other growth opportunities
- Experienced management team with public company track record

Management Team

Star Equity Holdings

Corporate



JEFFREY EBERWEIN

EXECUTIVE CHAIRMAN

- Over 25 years of Wall Street experience; Founder and CEO of Lone Star Value Management
- Portfolio Manager at Soros Fund Management and Viking Global
- CEO of Hudson Global, Inc., a global recruitment company; extensive public company Board experience
- Holds an MBA from The Wharton School, and a BBA from The University of Texas



DAVID NOBLE

CHIEF OPERATING OFFICER & CHIEF FINANCIAL OFFICER

- Joined Digirad in late 2018 after 20+ years of Wall Street experience in investment banking and capital markets; Lived and worked in NY and Asia, with extensive business travel to LatAm and Europe, prior to transitioning to the corporate sector
- 8+ years at Lehman Brothers and 12+ years at HSBC as Head of Equity Capital Markets for the Americas (more than a decade)
- Holds an MBA in Finance from MIT's Sloan School of Management and a BA from Yale University

Operating Companies



MATTHEW MOLCHAN

CEO: DIGIRAD HEALTH, INC

- Joined Digirad in 2007 via the acquisition of Ultrascan, Inc.
- Previously held various executive positions in business development, finance and operations at Somera, Inc. and Equifax, Inc.
- Holds a BS in Economics from the US Air Force Academy and MBA in Finance from the University of Southern California



MATT MOSHER

GENERAL MANAGER: KBS BUILDERS, INC

- 14 years of senior management experience in a construction related field
- Holds Associate of Drafting Technology Degree from Northern Maine Community College



RON SCHUMACHER

EXECUTIVE CHAIRMAN: EDGEBUILDER, INC

- Joined EBGL in 2021 as Executive Chairman with over 40 years of experience in the construction and lumber industries
- Formerly President & CEO of Consolidated Lumber Company, where he oversaw the integration of multiple bolt-on acquisitions
- Graduated from the Building Material Marketing and Management program at Minnesota West Community & Technical College

Star Equity Holdings


Appendix

Historical Financial Data: Statements of Operations * *($ in 000s)*

Star Equity Holdings

	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Revenues:		
Healthcare	$ 42,984	$ 35,907
Construction	34,035	19,061
Investments	—	50
Total revenues	77,019	55,018
Cost of revenues:		
Healthcare	33,721	28,372
Construction	34,794	16,353
Investments	176	196
Total cost of revenues	68,691	44,921
Gross profit	8,328	10,097
Operating expenses:		
Selling, general and administrative	15,839	13,061
Amortization of intangible assets	1,298	1,696
Gain on sale of MD Office Solutions	(847)	—
Total operating expenses	16,290	14,757
Loss from operations	(7,962)	(4,660)
Other (expense) income:		
Other income, net	4,208	967
Interest expense, net	(732)	(1,008)
Total other (expense) income	3,476	(41)
Loss from continuing operations before income taxes	(4,486)	(4,701)
Income tax expense	(34)	(72)
Loss from continuing operations, net of tax	(4,520)	(4,773)
(Loss) income from discontinued operations, net of tax	5,955	(1,227)
Net (loss) income	1,435	(6,000)
Deemed dividend on Series A perpetual preferred stock	(1,437)	(1,442)
Net loss attributable to common shareholders	$ (2)	$ (7,442)
Net income (loss) per share—basic and diluted		
Net loss per share, continuing operations	$ (0.90)	$ (1.46)
Net (loss) income per share, discontinued operations	$ 1.19	$ (0.37)
Net (loss) income per share—basic and diluted	$ 0.29	$ (1.83)
Deemed dividend on Series A cumulative perpetual preferred stock per share	$ (0.29)	$ (0.44)
Net loss per share, attributable to common shareholders—basic and diluted:	$ —	$ (2.27)
Weighted-average shares outstanding—basic and diluted	5,019	3,280
Dividends declared per Series A redeemable preferred stock	$ 0.50	$ —
Net (loss) income	$ 1,435	$ (6,000)

* Unaudited

During the fourth quarter of 2020, Star Equity entered into a Stock Purchase Agreement to sell DMS Health, a portion of our healthcare business which operated the Company's Mobile Healthcare segment, for $18.75 million. The sale of DMS Health closed on March 31, 2021. Related financial and operational data for the Mobile Healthcare business were classified as discontinued operations for the reporting period ending December 31, 2020. The results presented here relate to continuing operations, which include the Healthcare (Diagnostic Services and Diagnostic Imaging), Construction, and Investments divisions and discontinued operations, which consists of Mobile Healthcare. Mobile Healthcare's assets and liabilities were reported as "Assets held for sale" and "Liabilities held for sale" on the balance sheet as of December 31, 2020.

Historical Financial Data – Balance Sheets * *($ in 000s)*

Star Equity Holdings

		September 30, 2021		December 31, 2020
Assets:				
Current assets:				
Cash and cash equivalents	$	5,572	$	3,225
Restricted cash		168		168
Accounts receivable, net		15,928		12,975
Inventories, net		9,980		9,787
Other current assets		2,695		2,025
Assets held for sale		—		20,756
Total current assets		34,343		48,936
Property and equipment, net		9,130		9,762
Operating lease right-of-use assets		3,692		1,769
Intangible assets, net		15,502		16,900
Goodwill		9,405		9,542
Other assets		2,815		1,384
Total assets	$	74,887	$	88,293
Liabilities, Mezzanine Equity and Stockholders' Equity:				
Current liabilities:				
Accounts payable	$	4,592	$	4,952
Accrued compensation		3,202		2,825
Accrued warranty		426		214
Deferred revenue		3,653		2,184
Short-term debt and current portion of long-term debt		14,026		18,362
Payable to related parties		—		2,307
Operating lease liabilities, current portion		1,043		1,011
Other current liabilities		2,657		3,000
Liabilities held for sale		—		7,871
Total current liabilities		29,599		42,726
Long-term debt, net of current portion		—		3,700
Deferred tax liabilities		85		51
Operating lease liabilities, net of current portion		2,700		828
Other liabilities		1,185		1,059
Total liabilities		33,569		48,364
Preferred stock, $0.0001 per value: 10,000,000 shares authorized: 10% Series A Cumulative Perpetual Preferred Stock, 8,000,000 shares authorized, liquidation preference ($10.00 per share), 1,915,637 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively		21,979		21,500
Stockholders' equity:				
Preferred stock, $0.0001 par value: 25,000 shares authorized; Series C Participating Preferred stock, no shares issued or outstanding		—		—
Common stock, $0.0001 par value: 30,000,000 shares authorized; 5,120,978 and 4,798,367 shares issued and outstanding (net of treasury shares) at September 30, 2021 and December 31, 2020, respectively		—		—
Treasury stock, at cost; 258,849 shares at September 30, 2021 and December 31, 2020, respectively		(5,728)		(5,728)
Additional paid-in capital		148,618		149,143
Accumulated deficit		(123,551)		(124,986)
Total stockholders' equity		19,339		18,429
Total liabilities, mezzanine equity and stockholders' equity	$	74,887	$	88,293

* Unaudited

During the fourth quarter of 2020, Star Equity entered into a Stock Purchase Agreement to sell DMS Health, a portion of our healthcare business which operated the Company's Mobile Healthcare segment, for $18.75 million. The sale of DMS Health closed on March 31, 2021. Related financial and operational data for the Mobile Healthcare business were classified as discontinued operations for the reporting period ending December 31, 2020. The results presented here relate to continuing operations, which include the Healthcare (Diagnostic Services and Diagnostic Imaging), Construction, and Investments divisions and discontinued operations, which consists of Mobile Healthcare. Mobile Healthcare's assets and liabilities were reported as "Assets held for sale" and "Liabilities held for sale" on the balance sheet as of December 31, 2020.

Reconciliation of Net Income to Adjusted EBITDA * *($ in 000s)*

Star Equity Holdings

For The Nine Months Ended September 30, 2021	Diagnostic Services	Diagnostic Imaging	Construction	Investments	Star Equity Corporate	Total
Net income (loss) from continuing operations	$ 2,250	$ 3,063	$ (5,563)	$ (284)	$ (3,986)	$ (4,520)
Depreciation and amortization	832	166	1,450	176	—	2,624
Interest expense	2	187	456	87	—	732
Income tax expense	—	34	—	—	—	34
EBITDA from continuing operations	3,084	3,450	(3,657)	(21)	(3,986)	(1,130)
Unrealized loss (gain) on derivatives and equity securities (1)	—	—	398	—	(17)	381
Litigation costs (2)	—	—	—	—	213	213
Stock-based compensation	42	78	3	—	266	389
MDOS gain (3)	(847)	—	—	—	—	(847)
Tenant receivable (4)	—	—	323	—	—	323
Write off of software costs (5)	—	—	70	—	—	70
Financing cost (7)	—	89	142	—	—	231
COVID-19 Protection Equipment (8)	80	2	—	—	—	82
SBA PPP Loan forgiveness (9)	—	(2,959)	(1,220)	—	—	(4,179)
Non-GAAP adjusted EBITDA from continuing operations	$ 2,359	$ 660	$ (3,941)	$ (21)	$ (3,524)	$ (4,467)

For The Nine Months Ended September 30, 2020	Diagnostic Services	Diagnostic Imaging	Construction	Investments	Star Equity Corporate	Total
Net loss from continuing operations	$ (359)	$ (327)	$ (1,823)	$ (266)	$ (1,998)	$ (4,773)
Depreciation and amortization	917	189	1,723	196	—	3,025
Interest expense	56	244	708	—	—	1,008
Income tax expense	12	54	6	—	—	72
EBITDA from continuing operations	626	160	614	(70)	(1,998)	(668)
Unrealized gain on derivatives and equity securities (1)	—	—	—	—	(33)	(33)
Litigation costs (2)	—	—	—	—	244	244
Stock-based compensation	100	173	—	—	98	371
Transaction cost (6)	—	—	—	—	115	115
COVID-19 Protection Equipment (8)	—	46	—	—	—	46
Non-GAAP adjusted EBITDA from continuing operations	$ 726	$ 379	$ 614	$ (70)	$ (1,574)	$ 75

* Unaudited

(1) *Reflects change in fair value of investments in derivatives and equity securities.*

(2) *Reflects one time litigation costs.*

(3) *Reflects the gain from the sale of MDOS.*

(4) *Reflects one time write off in uncollectible tenant receivable.*

(5) *Reflects one time write off in software costs.*

(6) *Reflects legal and other costs related to the ATRM merger and holdings company conversion.*

(7) *Reflects financing costs from our credit facilities.*

(8) *Reflects purchases related to COVID -19 Protection Equipment.*

(9) *Reflects the forgiveness of the Paycheck Protection Program.*

Supplemental Debt Information * *($ in 000s)*

Star Equity Holdings

	September 30, 2021		December 31, 2020	
	Amount	Weighted-Average Interest Rate	Amount	Weighted-Average Interest Rate
Revolving Credit Facility - Gerber KBS	$ 3,452	6.00%	$ 1,099	6.00%
Revolving Credit Facility - Gerber EBGL	2,036	6.00%	2,016	6.00%
Revolving Credit Facility - SNB	7,398	2.58%	12,710	2.64%
Total Short-term Revolving Credit Facility	$ 12,886	4.04%	$ 15,825	3.30%
Gerber - Star Term Loan	$ 1,140	6.25%	$ 262	6.75%
Premier - Term Loan	—	—%	419	5.75%
Total Short Term Debt	$ 1,140	6.25%	$ 681	6.13%
Short-term Paycheck Protection Program Notes	$ —	—%	$ 1,856	1.00%
Short-term debt and current portion of long-term debt	$ 14,026	4.22%	$ 18,362	3.17%
Gerber - Star Term Loan	$ —	—%	$ 1,058	6.75%
Premier - Term Loan	—	—%	321	5.75%
Total Long Term Debt	$ —	—%	$ 1,379	6.52%
Long-term Paycheck Protection Program Notes	$ —	—%	$ 2,321	1.00%
Long-term debt, net of current portion	$ —	—%	$ 3,700	3.06%
LSV Co-Invest I Promissory Note ("January Note")	$ —	—%	$ 709	12.00%
LSV Co-Invest I Promissory Note ("June Note")	—	—%	1,220	12.00%
LSVM Note	—	—%	378	12.00%
Total Notes Payable To Related Parties	$ —	—%	$ 2,307	12.00%
Total Debt	$ 14,026	4.22%	$ 24,369	3.99%

* Unaudited

Star Equity's U.S. Federal Tax NOL Carryforward

Star Equity Holdings

U.S. Federal Tax NOL as of 12/31/2020	$94.9M
U.S. Federal Tax Usable NOL as of 12/31/2020	$94.9M
U.S. Federal Statutory Tax Rate	21%
Potential Cash Taxes Saved	$19.9M
Shares Outstanding[1]	5.1M
Potential Value Per Share (0% disc rate):	$3.93

Notes

- Gradual expiration schedule between now and 2037[2]
- Star Equity's large NOL increases the ROI on internal investments and acquisitions in U.S. given Star Equity can shield U.S. taxable income
- On June 2, 2021, the Board adopted a tax benefit preservation plan in the form of a Section 382 Rights Agreement (the "382 Agreement"). The 382 Agreement is intended to diminish the risk that our ability to use our net operating loss carryforwards to reduce future federal income tax obligations may become substantially limited due to an "ownership change," as defined in Section 382 of the Internal Revenue Code. The Board authorized and declared a dividend distribution of one right for each outstanding share of common stock, par value $0.0001 per share, of the Company to stockholders of record as of the close of business on June 14, 2021. Each right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series C Participating Preferred Stock, par value $0.0001 per share, of the Company at an exercise price of $12.00 per one one-thousandth of a Preferred Share, subject to adjustment.

(1) Based on shares outstanding as of September 30, 2021.

(2) For losses incurred through December 31, 2017. NOLs generated after 2017 do not expire.

Capitalization Table

Star Equity Holdings

Fully Diluted Capital Structure as of September 30, 2021

(in thousands except price per share)	Shares		Price	Market Value
Common Shares [1]	5,121 [2]	$	2.72	$ 13,929
Warrants [3]	730	$	0.47	$ 343
10% Series A Preferred [1]	1,916	$	10.00	$ 19,156
Net Debt				$ 8,286
Enterprise Value				$ 41,714

[1] Based on 9/30/21 closing market price.
[2] A private placement, expected to occur around December 10, 2021, will increase the common stock issued to 5,771 thousand shares.
[3] In terms of share equivalents. Expire May 28, 2025. Strike price of $2.25 per share. Price is the difference between the 9/30/21 closing common stock price and the strike price.

Debt Schedule September 30, 2021

($ in thousands)		Amount	Rate
Sub-Level Debt:			
Digirad Health	$	7,398	2.58%
KBS		3,452	6.00%
EBGL		2,036	6.00%
Star Real Estate		1,140	6.25%
Corporate-Level Debt		-	-
Total Debt		14,026	4.22% [4]
Cash		(5,740)	
Net Debt	$	8,286	

[4] Weighted average cost of debt.

Other Publicly-Traded Holding Companies

Star Equity Holdings

Small Cap:	Ticker	Market Cap(1)	Business Highlights
Great Elm Group Inc.	GEG	49	• Durable medical equipment • Real estate • Investment management
ALJ Regional Holdings Inc.	ALJJ	52	• Business process outsourcing services • Printing services • Finished home products manufacturing
Elah Holdings Inc.	ELLH	69	• Recently reorganized holding company • Co-sponsored by funds managed by 210 Capital and Goldman Sachs Asset Management
Crawford United Corp	CRAWA	109	• Aerospace manufacturing • Marketing technology • Metal, silicone, and hydraulic hoses • Air handling and energy efficient solutions
Ault Global Holdings Inc.	DPW	147	• Defense and aerospace • Financial services
BBX Capital Corp	BBXIA	201	• Vacation ownership interests • Real estate • Chocolate and confectionary products
SWK Holdings Corp	SWKH	244	• Financial services for life science companies, including royalty-related financing
INNOVATE Corp.	VATE	306	• Structural and steel construction services • Engineering and underwater services • Compressed natural gas retail services
Steel Partners Holdings LP(2),(3)	SPLP	773	• Diversified industrial manufacturing • Oil drilling and production services • Financial services
Boston Omaha Corp(3)	BOMN	857	• Insurance services • Outdoor advertising services
Compass Diversified Holdings	CODI	1,954	• Consumer goods manufacturing • Environmental services
B. Riley Financial Inc.	RILY	2,169	• Financial services • Internet access and related subscription services • Telecom and VOIP services

(1) Based on data as of 11/29/21 - $ in millions.
(2) SPLP is a publicly-traded partnership as opposed to a C-corp structure.
(3) Incentive fees paid to management teams.

Contact Us

Star Equity Holdings

Jeff Eberwein

Executive Chairman

David Noble

COO/CFO

admin@starequity.com

The Equity Group Inc.

Trusted Partners in Investor Relations & Corporate Communications

Investor Relations

Lena Cati

The Equity Group Inc.

Vice President

212-836-9611 / lcati@equityny.com